SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 14, 2002
                                ----------------




                               Maxxis Group, Inc.
                               ------------------
                            (Exact name of registrant
                          as specified in its charter)




 Georgia                      0-31867                             58-2278241
 ------------------------------------------------------------------------------
(State or other             (Commission                      (I.R.S. Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)




              1901 Montreal Road, Suite 108, Tucker, Georgia       30084
               (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code: (770) 696-6343
                                                           --------------




                                 Not Applicable
                                ---------------
         (Former name or former address, if changed since last report.)



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Item 2.  Disposition of Assets.

       In August 2002, we received correspondence from The CIT Group/Equipment Financing, Inc., or "CIT," alleging various breaches in the terms of our lease agreement with CIT related to a telecommunications switch. On October 14, 2002, CIT took physical possession of the telecommunications switch. On October 22, 2002, we were served with a complaint that CIT filed in the State Court of DeKalb County, Georgia alleging that we had breached our lease agreement with CIT. We intend to vigorously defend this lawsuit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MAXXIS GROUP, INC.



                                      By:/s/ DeChane Cameron
                                      --------------------------------
                                      DeChane Cameron, Chief Financial Officer

Dated: October 29, 2002